BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Retirement Portfolio
BlackRock Large Cap Value Retirement Portfolio
BlackRock Large Cap Core Retirement Portfolio

Supplement Dated September 24, 2007
to the Statement of Additional Information
dated February 23, 2007

This supplement supercedes the supplement dated September 14, 2007 to the Statement of Additional Information of BlackRock Large Cap Series Funds, Inc.

The section entitled “Management and Advisory Arrangements” of the Statement of Additional Information of BlackRock Large Cap Series Funds, Inc. is hereby amended by adding the following:

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Funds. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Effective December 3, 2007, the section entitled “Redemption of Shares – Reinstatement Privilege – Investor A Shares” of the Statement of Additional Information of BlackRock Large Cap Series Funds, Inc. is deleted in its entirety and replaced with the following :

Upon redemption of any class of shares (other than Investor C, C1, C2 and Class R shares, as applicable), shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A shares of the SAME Fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A share class of that Fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Code # 19077-0907-SUP1